                                    INDENTURE

                          DATED AS OF October 15, 2002

                                   ----------

                           THE DETROIT EDISON COMPANY
                                (2000 2ND AVENUE,
                            DETROIT, MICHIGAN 48226)

                                       TO

                BANK ONE, NATIONAL ASSOCIATION(153 W. 51st Street
                            NEW YORK, NEW YORK 10019)

                                   AS TRUSTEE

                                   ----------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                           DATED AS OF OCTOBER 1, 1924

                                  PROVIDING FOR

                    (A) GENERAL AND REFUNDING MORTGAGE BONDS,
             2002 SERIES A AND GENERAL AND REFUNDING MORTGAGE BONDS,
                                  2002 SERIES B

                                       AND

                         (B) RECORDING AND FILING DATA.

                               TABLE OF CONTENTS*


                                                                                                  PAGE
                                                                                                  ----

      PARTIES........................................................................................3
      RECITALS.......................................................................................1
               Original Indenture and Supplementals..................................................3
               Issue of Bonds Under Indenture........................................................4
               Bonds Heretofore Issued...............................................................4
               Reason for Creation of New Series....................................................10
               Bonds to be 2002 Series A and 2002 Series B..........................................10
               Further Assurance....................................................................11
               Authorization of Supplemental Indenture..............................................11
               Consideration for Supplemental Indenture.............................................11
      PART I. CREATION OF THREE  HUNDRED  THIRTY-FIRST  SERIES OF BONDS.  GENERAL AND REFUNDING
      MORTGAGE BONDS,2002 SERIES A..................................................................11
               Sec. 1.   Terms of Bonds of 2002 Series A............................................12
                         Release....................................................................15
               Sec. 2.   Redemption of Bonds of 2002 Series A.......................................15
               Sec. 3.   Redemption of Bonds of 2002 Series A in event of acceleration of Notes.....16
               Sec. 4.   Form of Bonds of 2002 Series A.............................................17
                         Form of Trustee's Certificate..............................................23
      PART II. CREATION OF THREE HUNDRED  THIRTY-SECOND  SERIES OF BONDS. GENERAL AND REFUNDING
      MORTGAGE BONDS, 2002 SERIES B.................................................................23
               Sec. 1.   Terms of Bonds of 2002 Series B............................................23
                         Release....................................................................26
               Sec. 2.   Redemption of Bonds of 2002 Series B.......................................26
               Sec. 3.   Redemption of Bonds of 2002 Series B in event of acceleration of Notes.....27
               Sec. 4.   Form of Bonds of 2002 Series B.............................................28
                         Form of Trustee's Certificate..............................................33
      PART III. RECORDING AND FILING DATA...........................................................34
               Recording and Filing of Original Indenture...........................................34
               Recording and Filing of Supplemental Indentures......................................34
               Recording of Certificates of Provision for Payment...................................40
      PART IV. THE TRUSTEE..........................................................................40
               Terms and Conditions of Acceptance of Trust by Trustee...............................40
      PART V. MISCELLANEOUS.........................................................................41
               Confirmation of Section 318(c) of Trust Indenture Act................................41
               Execution in Counterparts............................................................41
               Testimonium..........................................................................41
               Execution............................................................................42
               Acknowledgment of Execution by Company...............................................43
               Acknowledgment of Execution by Trustee...............................................45
               Affidavit as to Consideration and Good Faith.........................................46

----------

* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES. SUPPLEMENTAL INDENTURE, dated as of the 15th day of October, in the year 2002, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a public utility (hereinafter called the "Company"), party of the first part, and Bank One, National Association, a trust company organized and existing under the laws of the United States, having i a corporate trust office at 153 W. 51st Street in the Borough of Manhattan, The City and State of New York, as successor Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL INDENTURE AND     WHEREAS, the Company has heretofore executed and
SUPPLEMENTALS.             delivered its Mortgage and Deed of Trust (hereinafter
                           referred to as the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original
                           Indenture, indentures dated as of, respectively, June
                           1, 1925, August 1, 1927, February 1, 1931, June 1,
                           1931, October 1, 1932, September 25, 1935, September
                           1, 1936, November 1, 1936, February 1, 1940, December
                           1, 1940, September 1, 1947, March 1, 1950, November
                           15, 1951, January 15, 1953, May 1, 1953, March 15,
                           1954, May 15, 1955, August 15, 1957, June 1, 1959,
                           December 1, 1966, October 1, 1968, December 1, 1969,
                           July 1, 1970, December 15, 1970, June 15, 1971,
                           November 15, 1971, January 15, 1973, May 1, 1974,
                           October 1, 1974, January 15, 1975, November 1, 1975,
                           December 15, 1975, February 1, 1976, June 15, 1976,
                           July 15, 1976, February 15, 1977, March 1, 1977, June
                           15, 1977, July 1, 1977, October 1, 1977, June 1,
                           1978, October 15, 1978, March 15, 1979, July 1, 1979,
                           September 1, 1979, September 15, 1979, January 1,
                           1980, April 1, 1980, August 15, 1980, August 1, 1981,
                           November 1, 1981, June 30, 1982, August 15, 1982,
                           June 1, 1983, October 1, 1984, May 1, 1985, May 15,
                           1985, October 15, 1985, April 1, 1986, August 15,
                           1986, November 30, 1986, January 31, 1987, April 1,
                           1987, August 15, 1987, November 30, 1987, June 15,
                           1989, July 15, 1989, December 1, 1989, February 15,
                           1990, November 1, 1990, April 1, 1991, May 1, 1991,
                           May 15, 1991, September 1, 1991, November 1, 1991,
                           January 15, 1992, February 29, 1992, April 15, 1992,
                           July 15, 1992, July 31, 1992, November 30, 1992,
                           December 15, 1992, January 1, 1993, March 1, 1993,
                           March 15, 1993, April 1, 1993, April 26, 1993, May
                           31, 1993, June 30, 1993, June 30, 1993, September 15,
                           1993, March 1, 1994, June 15, 1994, August 15, 1994,
                           December 1, 1994, August 1, 1995, August 1, 1999,
                           August 15, 1999 and January 1, 2000, April 15, 2000,
                           August 1, 2000, March 15, 2001, May 1, 2001, August
                           15, 2001, September 15, 2001 and September 17, 2002
                           supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF BONDS             WHEREAS, the Indenture provides that said bonds shall
UNDER INDENTURE.           be issuable in one or more series, and makes
                           provision that the rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE           WHEREAS, bonds in the principal amount of Nine
ISSUED.                    billion, nine hundred thirty-six million three
                           hundred seventy-two thousand dollars ($9,936,372,000) have heretofore been issued under the indenture as follows, viz:

                                     (1)      Bonds of           -- Principal Amount $26,016,000,
                                              Series A
                                     (2)      Bonds of           -- Principal Amount $23,000,000,
                                              Series B
                                     (3)      Bonds of           -- Principal Amount $20,000,000,
                                              Series C
                                     (4)      Bonds of           -- Principal Amount $50,000,000,
                                              Series D
                                     (5)      Bonds of           -- Principal Amount $15,000,000,
                                              Series E
                                     (6)      Bonds of           -- Principal Amount $49,000,000,
                                              Series F
                                     (7)      Bonds of           -- Principal Amount $35,000,000,
                                              Series G
                                     (8)      Bonds of           -- Principal Amount $50,000,000,
                                              Series H
                                     (9)      Bonds of           -- Principal Amount $60,000,000,
                                              Series I
                                    (10)      Bonds of           -- Principal Amount $35,000,000,
                                              Series J
                                    (11)      Bonds of           -- Principal Amount $40,000,000,
                                              Series K
                                    (12)      Bonds of           -- Principal Amount $24,000,000,
                                              Series L
                                    (13)      Bonds of           -- Principal Amount $40,000,000,
                                              Series M
                                    (14)      Bonds of           -- Principal Amount $40,000,000,
                                              Series N
                                    (15)      Bonds of           -- Principal Amount $60,000,000,
                                              Series O
                                    (16)      Bonds of           -- Principal Amount $70,000,000,
                                              Series P
                                    (17)      Bonds of           -- Principal Amount $40,000,000,
                                              Series Q
                                    (18)      Bonds of           -- Principal Amount $50,000,000,
                                              Series W
                                    (19)      Bonds of           -- Principal Amount $100,000,000,
                                              Series AA
                                    (20)      Bonds of           -- Principal Amount $50,000,000,
                                              Series BB

                                    (21)      Bonds of           -- Principal Amount $50,000,000,
                                              Series CC
                                    (22)      Bonds of           -- Principal Amount 100,000,000,
                                              Series UU
                                 (23-31)      Bonds of           -- Principal Amount $14,305,000,
                                              Series DDP
                                              Nos. 1-9
                                 (32-45)      Bonds of           -- Principal Amount $45,600,000,
                                              Series FFR
                                              Nos. 1-14
                                 (46-67)      Bonds of           -- Principal Amount $42,300,000,
                                              Series GGP
                                              Nos. 1-22
                                    (68)      Bonds of           -- Principal Amount $50,000,000,
                                              Series HH
                                 (69-90)      Bonds of           -- Principal Amount $3,750,000,
                                              Series IIP
                                              Nos. 1-22
                                 (91-98)      Bonds of           -- Principal Amount $6,850,000,
                                              Series JJP
                                              Nos. 1-8
                                (99-107)      Bonds of           -- Principal Amount $34,890,000,
                                              Series KKP
                                              Nos. 1-9
                               (108-122)      Bonds of           -- Principal Amount $8,850,000,
                                              Series LLP
                                              Nos. 1-15
                               (123-143)      Bonds of           -- Principal Amount $47,950,000,
                                              Series NNP
                                              Nos. 1-21
                               (144-161)      Bonds of           -- Principal Amount $18,880,000,
                                              Series OOP
                                              Nos. 1-18
                               (162-180)      Bonds of           -- Principal Amount $13,650,000,
                                              Series QQP
                                              Nos. 1-19
                               (181-195)      Bonds of           -- Principal Amount $3,800,000,
                                              Series TTP
                                              Nos. 1-15
                                   (196)      Bonds of 1980      -- Principal Amount $50,000,000,
                                              Series A
                               (197-221)      Bonds of 1980      -- Principal Amount $35,000,000,
                                              Series CP
                                              Nos. 1-25
                               (222-232)      Bonds of 1980      -- Principal Amount $10,750,000,
                                              Series DP
                                              Nos. 1-11
                               (233-248)      Bonds of 1981      -- Principal Amount 124,000,000,
                                              Series AP
                                              Nos. 1-16
                                   (249)      Bonds of 1985      -- Principal Amount $35,000,000,
                                              Series A
                                   (250)      Bonds of 1985      -- Principal Amount $50,000,000,
                                              Series B
                                   (251)      Bonds of           -- Principal Amount $70,000,000,
                                              Series PP

                                   (252)      Bonds of           -- Principal Amount $70,000,000,
                                              Series RR
                                   (253)      Bonds of           -- Principal Amount $50,000,000,
                                              Series EE
                               (254-255)      Bonds of           -- Principal Amount $5,430,000,
                                              Series MMP and
                                              MMP No. 2
                                   (256)      Bonds of           -- Principal Amount $75,000,000,
                                              Series T
                                   (257)      Bonds of           -- Principal Amount $75,000,000,
                                              Series U
                                   (258)      Bonds of 1986      -- Principal Amount 100,000,000,
                                              Series B
                                   (259)      Bonds of 1987      -- Principal Amount 250,000,000,
                                              Series D
                                   (260)      Bonds of 1987      -- Principal Amount 150,000,000,
                                              Series E
                                   (261)      Bonds of 1987      -- Principal Amount 225,000,000,
                                              Series C
                                   (262)      Bonds of           -- Principal Amount 100,000,000,
                                              Series V
                                   (263)      Bonds of           -- Principal Amount 150,000,000,
                                              Series SS
                                   (264)      Bonds of 1980      -- Principal Amount 100,000,000,
                                              Series B
                                   (265)      Bonds of 1986      -- Principal Amount 200,000,000,
                                              Series C
                                   (266)      Bonds of 1986      -- Principal Amount 200,000,000,
                                              Series A
                                   (267)      Bonds of 1987      -- Principal Amount 175,000,000,
                                              Series B
                                   (268)      Bonds of           -- Principal Amount 100,000,000,
                                              Series X
                                   (269)      Bonds of 1987      -- Principal Amount 200,000,000,
                                              Series F
                                   (270)      Bonds of 1987      -- Principal Amount 300,000,000,
                                              Series A
                                   (271)      Bonds of           -- Principal Amount $60,000,000,
                                              Series Y
                                   (272)      Bonds of           -- Principal Amount 100,000,000,
                                              Series Z
                                   (273)      Bonds of 1989      -- Principal Amount 300,000,000,
                                              Series A
                                   (274)      Bonds of 1984      -- Principal Amount $2,400,000,
                                              Series AP
                                   (275)      Bonds of 1984      -- Principal Amount $7,750,000,
                                              Series BP
                                   (276)      Bonds of           -- Principal Amount 100,000,000,
                                              Series R
                                   (277)      Bonds of           -- Principal Amount 150,000,000,
                                              Series S
                                   (278)      Bonds of 1993      -- Principal Amount 100,000,000,
                                              Series D
                                   (279)      Bonds of 1992      -- Principal Amount $50,000,000,
                                              Series E

                                   (280)      Bonds of 1993      -- Principal Amount $50,000,000,
                                              Series B
                                   (281)      Bonds of 1989      -- Principal Amount $66,565,000,
                                              Series BP
                                   (282)      Bonds of 1990      -- Principal Amount $194,649,000
                                              Series A
                                   (283)      Bonds of 1993      -- Principal Amount $225,000,000
                                              Series G
                                   (284)      Bonds of 1993      -- Principal Amount $160,000,000
                                              Series K
                                   (285)      Bonds of 1991      -- Principal Amount $41,480,000
                                              Series EP
                                   (286)      Bonds of 1993      -- Principal Amount $50,000,000
                                              Series H
                                   (287)      Bonds of 1999      -- Principal Amount $40,000,000
                                              Series D
                                   (288)      Bonds of 1991      -- Principal Amount $98,375,000
                                              Series FP


                           all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                           (289-294) Bonds of Series KKP Nos. 10-15 in the principal amount of One hundred seventy-nine million five hundred ninety thousand dollars ($179,590,000), of which Ninety million four hundred ninety thousand dollars ($90,490,000) principal amount have heretofore been retired and Eighty-nine million one hundred thousand dollars ($89,100,000) principal amount are outstanding at the date hereof;

                           (295) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which One hundred twenty-three million seven hundred and eight thousand dollars ($123,708,000) principal amount have heretofore been retired and One hundred thirty-three million two hundred twenty-four thousand dollars ($133,224,000) principal amount are outstanding at the date hereof;

                           (296) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Forty-four million four hundred forty-seven thousand dollars ($44,447,000) principal amount have heretofore been retired and Forty-one million twenty eight thousand dollars ($41,028,000) principal amount are outstanding at the date hereof;

                           (297) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                           (298) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                           (299) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

                           (300) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                           (301) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;

                           (302) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                           (303) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), of which Two hundred eighty million forty-five thousand dollars ($280,045,000) principal amount have heretofore been retired and Nineteen million nine hundred fifty-five thousand dollars ($19,955,000) principal amount are outstanding at the date hereof;

                           (304) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                           (305) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                           (306) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), of which One hundred fifty-five million eight hundred fifty thousand dollars ($155,850,000) principal amount have heretofore been retired and sixty-nine million one hundred fifty thousand dollars ($69,150,000) principal amount are outstanding at the date hereof;

                           (307) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), of which Two hundred fifty-eight million one hundred twenty-five thousand dollars ($258,125,000) principal amount have heretofore been retired and One hundred forty-one million eight hundred seventy-five thousand dollars ($141,875,000) principal amount are outstanding at the date hereof;

                           (308) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars ($5,685,000), all of which are outstanding at the date hereof;

                           (309) Bonds of 1993 Series J in the principal amount of Three hundred million dollars ($300,000,000), of which One hundred ninety-seven million three hundred ninety-five thousand dollars ($197,395,000) principal amount have heretofore been retired and One hundred two million six hundred and five thousand dollars ($102,605,000) principal amount are outstanding at the date hereof;

                           (310) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars ($5,825,000), all of which are outstanding at the date hereof;

                           (311) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                           (312) Bonds of 1994 Series AP in the principal amount of Seven million five hundred thirty-five thousand dollars ($7,535,000), all of which are outstanding at the date hereof;

                           (313) Bonds of 1994 Series BP in the principal amount of Twelve million nine hundred thirty-five thousand dollars ($12,935,000), all of which are outstanding at the date hereof;

                           (314) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                           (315) Bonds of 1994 Series DP in the principal amount of Twenty-three million seven hundred thousand dollars ($23,700,000), all of which are outstanding at the date hereof;

                           (316) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;

                           (317) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;

                           (318) Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

                           (319) Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

                           (320) Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof; and

                           (321) Bonds of 2000 Series A in the principal amount of Two Hundred Twenty million dollars ($220,000,000) of which One hundred twenty-three million eight hundred ninety-five thousand dollars ($123,895,000) principal amount have heretofore been retired and Seventy-six million one hundred five thousand dollars ($76,105,000) principal amount are outstanding at the date hereof;

                           (322) Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof;

                           (323) Bonds of 2001 Series AP in the principal amount of Thirty-one million ($31,000,000), all of which are outstanding at the date hereof;

                           (324) Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand ($82,350,000) all of which are outstanding at the date hereof;

                           (325) Bonds of 2001 Series CP in the principal amount of One hundred thirty-nine million eight hundred fifty-five thousand dollars ($139,855,000), all of which are outstanding at the date hereof; and

                           (326) Bonds of 2001 Series D in the principal amount of Two hundred million dollars ($200,000,000) all of which are outstanding at the date hereof;

                           (327) Bonds of 2001 Series E in the principal amount of Five hundred million dollars ($500,000,000) all of which are outstanding at the date hereof; and

                           accordingly, the Company has issued and has presently outstanding Two billion five hundred twenty-eight million one hundred seventy-seven thousand dollars ($2,528,177,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the "Bonds") at the date hereof; and

REASON FOR CREATION        WHEREAS, the Company intends to issue the series of
OF NEW SERIES.             Notes under the Note Indenture herein referred to,
                           and, pursuant to the Note Indenture, the Company has agreed to issue its General and Refunding Mortgage
                           Bonds under the Indenture in order further to secure its obligations with respect to the Notes; and

BONDS TO BE 2002           WHEREAS, for such purpose the Company desires by this
SERIES A AND 2001          Supplemental Indenture to create two new series of
SERIES B.                  bonds, to be designated "General and Refunding
                           Mortgage Bonds, 2002 Series A" and "General and
                           Refunding Mortgage Bonds, 2002 Series B", respectively, in the aggregate principal amount of Two Hundred twenty-five million dollars
                           ($225,000,000) and Two Hundred and twenty-five million ($225,000,000), respectively, to be authenticated and delivered pursuant to Section 8 of
                           Article III of the Indenture; and

FURTHER ASSURANCE.         WHEREAS, the Original Indenture, by its terms,
                           includes in the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity
                           (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof);

                           and

AUTHORIZATION OF           WHEREAS, the Company in the exercise of the powers
SUPPLEMENTAL               and authority conferred upon and reserved to it under
INDENTURE.                 and by virtue of the provisions of the Indenture, and
                           pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                           WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR          NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The
SUPPLEMENTAL               Detroit Edison Company, in consideration of the
INDENTURE.                 premises and of the covenants contained in the
                           Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                     PART I.
             CREATION OF THREE HUNDRED THIRTY-FIRST SERIES OF BONDS.
               GENERAL AND REFUNDING MORTGAGE BONDS, 2002 SERIES A

TERMS OF BONDS OF                SECTION 1. The Company hereby creates the three
2002 SERIES A.             hundred thirty-first series of bonds to be issued
                           under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 2002
                           Series A" (elsewhere herein referred to as the "bonds of 2002 Series A"). The aggregate principal amount of bonds of 2002 Series A shall be limited to Two hundred Twenty-Five million dollars ($225,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds, and except further that the Company may, without the consent of the holders of the bonds of 2002 Series A, "reopen" the bonds of 2002 Series A so as to increase the aggregate principal amount outstanding to equal the aggregate principal amount of Notes outstanding upon a "reopening" of such series, so long as any additional bonds of 2002 Series A have the same tenor and terms as the bonds of 2002 Series A established hereby.

                                 Subject to the release provisions set forth
                           below, each bond of 2002 Series A is to be irrevocably assigned to, and registered in the name of, Bank One Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the collateral trust indenture, dated as of June 30, 1993 (the "Note Indenture"), as supplemented, between the Note Indenture Trustee and the Company, to secure payment of the Company's 5.20% Senior Notes due 2012 (for purposes of this Part, the "Notes").

                                 The bonds of 2002 Series A shall be issued as
                           registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2002 Series A shall be issued in the aggregate principal amount of $225,000,000, shall mature on October 15, 2012 (subject to earlier redemption or release) and shall bear interest at the rate of 5.20% per annum, payable semiannually in arrears on April 15 and October 15 of each year (commencing April 15, 2003), until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                                 The bonds of 2002 Series A shall be payable as
                           to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2002 Series A shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                                 Except as provided herein, each bond of 2002
                           Series A shall be dated the date of its
                           authentication and interest shall be payable on the principal represented thereby from the April 1 or October 1 next preceding the date thereof to which interest has been paid on bonds of 2002 Series A, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to April 15, 2003, in which case interest shall be payable from October 23, 2002.

                                 The bonds of 2002 Series A in definitive form
                           shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2002 Series A). Until bonds of 2002 Series A in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2002 Series A in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2002 Series A, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2002 Series A, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                                 Interest on any bond of 2002 Series A that is
                           payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2002 Series A, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2002 Series A issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2002 Series A issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2002 Series A not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

                                 Bonds of 2002 Series A shall not be assignable
                           or transferable except as may be set forth under
                           Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2002 Series A shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2002 Series A upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2002 Series A during any period of ten days next preceding any redemption date for such bonds.

                                 Bonds of 2002 Series A, in definitive and
                           temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

                                 Upon payment of the principal or premium, if
                           any, or interest on the Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2002 Series A in a principal amount equal to the principal amount of such Notes, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

RELEASE                          From and after the Release Date (as defined in
                           the Note Indenture), the bonds of 2002 Series A shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2002 Series A shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2002 Series A to be less than the then outstanding principal amount of the Notes.

REDEMPTION OF                    SECTION 2. Bonds of 2002 Series A shall be
BONDS OF 2002 SERIES       redeemed on the respective dates and in the
A.                         respective principal amounts which correspond to the
                           redemption dates for, and the principal amounts to be redeemed of, the Notes.

                                 In the event the Company elects to redeem any
                           Notes prior to maturity in accordance with the provisions of the Note Indenture, the Company shall on the same date redeem bonds of 2002 Series A in principal amounts and at redemption prices corresponding to the Notes so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 2002 Series A on the same date as it gives notice of redemption of Notes to the Note Indenture Trustee.

REDEMPTION OF                    SECTION 3. In the event of an Event of Default
BONDS OF 2002 SERIES       under the Note Indenture and the acceleration of all
A IN EVENT OF              Notes, the bonds of 2002 Series A shall be redeemable
ACCELERATION OF            in whole upon receipt by the Trustee of a written
NOTES.                     demand (hereinafter called a "Redemption Demand")
                           from the Note Indenture Trustee stating that there has occurred under the Note Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Notes, specifying the last date to which interest on the Notes has been paid (such date being hereinafter referred to as the "Initial
                           Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption
                           Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption
                           Date"). Notice of the date fixed as the Demand
                           Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand
                           Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption
                           Notice") to the Note Indenture Trustee not more than ten nor less than five days prior to the Demand
                           Redemption Date.

                                 Each bond of 2002 Series A shall be redeemed by
                           the Company on the Demand Redemption Date therefore upon surrender thereof by the Note Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Notes; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                                 Anything herein contained to the contrary
                           notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS OF                SECTION 4. The bonds of 2002 Series A and the
2002 SERIES A.             form of Trustee's Certificate to be endorsed on such
                           bonds shall be substantially in the following forms, respectively:

                             [FORM OF FACE OF BOND]

                           THE DETROIT EDISON COMPANY
                       GENERAL AND REFUNDING MORTGAGE BOND
                                  2002 SERIES A

                                 Notwithstanding any provisions hereof or in the
                           Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of October 23, 2002, between The Detroit Edison Company and Bank One Trust Company, National Association, as Note Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Indenture.

                                        $               No.
                                         -------            -------

                                 THE DETROIT EDISON COMPANY (hereinafter called
                           the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to Bank One Trust Company, National Association, as Note Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of New York, the principal sum of Dollars ($ ) in lawful money of the United States of America on October 15, 2012 (subject to earlier redemption or release) and interest thereon at the rate of 5.20% per annum, in like lawful money, from October 23, 2002, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on April 15 and October 15 of each year (commencing April 15, 2003), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                                 Under a Collateral Trust Indenture, dated as of
                           June 30, 1993, as amended and as further supplemented as of October 23, 2002 (hereinafter called the "Note Indenture"), between the Company and Bank One Trust Company, National Association, as Note Trustee (hereinafter called the "Note Indenture Trustee"), the Company has issued its 5.20% Senior Notes due 2012 (the "Notes"). This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or premium, if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                                 Reference is hereby made to such further
                           provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                                 This bond shall not be valid or become
                           obligatory for any purpose until Bank One, National Association, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                                 IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY
                           has caused this instrument to be executed by its Vice President and Treasurer, with his manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Assistant Corporate Secretary by manual or facsimile signature.

                                Dated: THE DETROIT EDISON COMPANY

                                       By:
                                           -------------------------------------
                                           Vice President and Treasurer

                                [SEAL]

                                Attest:
                                        ----------------------------------------
                                        Assistant Corporate Secretary


                                 [FORM OF REVERSE OF BOND]

                                 This bond is one of an authorized issue of
                           bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2002 Series A, limited to an aggregate principal amount of $225,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bank One, National Association, as successor in interest to Bankers Trust Company, a corporation organized under the laws of the Untied States, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of October 15, 2002) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of October 15, 2002, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also be affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                                 This bond is redeemable upon the terms and
                           conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes.

                                 Under the Indenture, funds may be deposited
                           with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2002 Series A (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                                 In case an event of default, as defined in the
                           Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                                 Upon payment of the principal of, or premium,
                           if any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or Otherwise or upon provision for the payment thereof having been made in accordance with Article V of the
                           Note Indenture, bonds of 2002 Series A in a principal amount equal to the principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                 This bond is not assignable or transferable
                           except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                                 From and after the Release Date (as defined in
                           the Note Indenture), the bonds of 2002 Series A shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2002 Series A shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2002 Series A to be less than the then outstanding principal amount of the Notes.

                                 No recourse shall be had for the payment of the
                           principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as art of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                    [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S                This bond is one of the bonds, of the series
CERTIFICATE.               designated therein, described in the within-mentioned
                           Indenture.

                           BANK ONE, NATIONAL ASSOCIATION as Trustee

                           By
                              --------------------
                               Authorized Officer


                                    PART II.
            CREATION OF THREE HUNDRED THIRTY-SECOND SERIES OF BONDS.
               GENERAL AND REFUNDING MORTGAGE BONDS, 2002 SERIES B


TERMS OF BONDS OF                SECTION 1. The Company hereby creates the three
2002  SERIES B.            hundred thirty-second series of bonds to be issued
                           under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 2002
                           Series B" (elsewhere herein referred to as the "bonds of 2002 Series B"). The aggregate principal amount of bonds of 2002 Series B shall be limited to ($ Two hundred and twenty-five million dollars
                           ($225,000,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds, and except further that the Company may, without the consent of the holders of the bonds of 2002 Series B, "reopen" the bonds of 2002 Series B so as to increase the aggregate principal amount outstanding to equal the aggregate principal amount of Notes outstanding upon a "reopening" of such series, so long as any additional bonds of 2002 Series B have the same tenor and terms as the bonds of 2002 Series B established hereby.

                                 Subject to the release provisions set forth
                           below, each bond of 2002 Series B is to be irrevocably assigned to, and registered in the name of, Bank One Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the collateral trust indenture, dated as of June 30, 1993 (the "Note Indenture"), as supplemented, between the Note Indenture Trustee and the Company, to secure payment of the Company's 6.35% Senior Notes due 2032 (for purposes of this Part, the "Notes").

                                 The bonds of 2002 Series B shall be issued as
                           registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2002 Series B shall be issued in the aggregate principal amount of $225,000,000, shall mature on October 15, 2032 (subject to earlier redemption or release) and shall bear interest at the rate of 6.25% per annum, payable semiannually in arrears on April 15 and October 15 of each year (commencing April 15, 2003), until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                                 The bonds of 2002 Series B shall be payable as
                           to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2002 Series B shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                                 Except as provided herein, each bond of 2002
                           Series B shall be dated the date of its
                           authentication and interest shall be payable on the principal represented thereby from the April 1 or October 1 next preceding the date thereof to which interest has been paid on bonds of 2002 Series B, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to April 15, 2003, in which case interest shall be payable from October 23, 2002.

                                 The bonds of 2002 Series B, in definitive form
                           shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2002 Series B). Until bonds of 2002 Series B in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2002 Series B in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2002 Series B, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2002 Series B, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                                 Interest on any bond of 2002 Series B which is
                           payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth calendar day (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2002 Series B, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2002 Series B issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2002 Series B issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2002 Series B not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

                                 Bonds of 2002 Series B shall not be assignable
                           or transferable except as may be set forth under
                           Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2002 Series B shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2002 Series B upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2002 Series B during any period of ten days next preceding any redemption date for such bonds.

                                 Bonds of 2002 Series B, in definitive and
                           temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

                                 Upon payment of the principal or premium, if
                           any, or interest on the Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article V of the Note Indenture, bonds of 2002 Series B in a principal amount equal to the principal amount of such Notes, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

RELEASE.                         From and after the Release Date (as defined in
                           the Note Indenture), the bonds of 2002 Series B shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2002 Series B shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2002 Series B to be less than the then outstanding principal amount of the Notes.

REDEMPTION OF                    SECTION 2. Bonds of 2002 Series B shall be
BONDS OF 2002 SERIES       redeemed on the respective dates and in the
B.                         respective principal amounts which correspond to the
                           redemption dates for, and the principal amounts to be redeemed of, the Notes.

                                 In the event the Company elects to redeem any
                           Notes prior to maturity in accordance with the provisions of the Note Indenture, the Company shall on the same date redeem bonds of 2002 Series B in principal amounts and at redemption prices corresponding to the Notes so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 2002 Series B on the same date as it gives notice of redemption of Notes to the Note Indenture Trustee.

REDEMPTION OF                    SECTION 3. In the event of an Event of Default
BONDS OF 2002 SERIES       under the Note Indenture and the acceleration of all
B IN EVENT OF              Notes, the bonds of 2002 Series B shall be redeemable
ACCELERATION OF NOTES.     in whole upon receipt by the Trustee of a written
                           demand (hereinafter called a "Redemption Demand") from the Note Indenture Trustee stating that there has occurred under the Note Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Notes, specifying the last date to which interest on the Notes has been paid (such date being hereinafter referred to as the "Initial
                           Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption
                           Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption
                           Date"). Notice of the date fixed as the Demand
                           Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand
                           Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption
                           Notice") to the Note Indenture Trustee not more than ten nor less than five days prior to the Demand
                           Redemption Date.

                                 Each bond of 2002 Series B shall be redeemed by
                           the Company on the Demand Redemption Date therefore upon surrender thereof by the Note Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Notes; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                                 Anything herein contained to the contrary
                           notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Note Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS OF                 SECTION 4. The bonds of 2002 Series B and the
2002 SERIES B.             form of Trustee's Certificate to be endorsed on such
                           bonds shall be substantially in the following forms, respectively:

                             [FORM OF FACE OF BOND]

                           THE DETROIT EDISON COMPANY
                       GENERAL AND REFUNDING MORTGAGE BOND
                                  2002 SERIES B

                                 Notwithstanding any provisions hereof or in the
                           Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of October 23, 2002, between The Detroit Edison Company and Bank One Trust Company, National Association, as Note Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Indenture.

                           $                                          No.
                            ----------                                   -------

                                 THE DETROIT EDISON COMPANY (hereinafter called
                           the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to Bank One Trust Company, National Association, as Note Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and State of New York, the principal sum of dollars ($ ) in lawful money of the United States of America on October 15, 2032 (subject to earlier redemption or release) and interest thereon at the rate of 6.35% per annum, in like lawful money, from October 23, 2002, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on April 15 and October 15 of each year (commencing April 15, 2003), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                                 Under a Collateral Trust Indenture, dated as of
                           June 30, 1993, as amended and as further supplemented as of October 23, 2002 (hereinafter called the "Note Indenture"), between the Company and Bank One Trust Company, National Association, as Note Trustee (hereinafter called the "Note Indenture Trustee"), the Company has issued its 6.35% Senior Notes due 2032 (the "Notes"). This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or premium, if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                                 Reference is hereby made to such further
                           provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                                 This bond shall not be valid or become
                           obligatory for any purpose until Bank One, National Association, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                                 IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY
                           has caused this instrument to be executed by its Vice President and Treasurer, with his manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Assistant Corporate Secretary by manual or facsimile signature.

                           Dated:  THE DETROIT EDISON COMPANY

                           By:
                               ------------------------------------------
                                       Vice President and Treasurer

                           [SEAL]

                           Attest:
                                   --------------------------------------
                                       Assistant Corporate Secretary

                                          [FORM OF REVERSE OF BOND]

                                 This bond is one of an authorized issue of
                           bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2002 Series B, limited to an aggregate principal amount of $225,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bank One, National Association, as successor in interest to Bankers Trust Company, a corporation organized under the laws of the United States, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of October 15, 2002) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of , are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also be affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                                 This bond is redeemable upon the terms and
                           conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes.

                                 Under the Indenture, funds may be deposited
                           with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2002 Series B (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                                 In case an event of default, as defined in the
                           Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                                 Upon payment of the principal of, or Premium,
                           if any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the Payment thereof having been made in accordance with Article V of the
                           Note Indenture, bonds of 2002 Series B in a principal amount equal to the Principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of Principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of Principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                                 This bond is not assignable or transferable
                           except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be Involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                                 From and after the Release Date (as defined in
                           the Note Indenture), the bonds of 2002 Series B shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2002 Series B shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2002 Series B to be less than the then outstanding principal amount of the Notes.

                                 No recourse shall be had for the payment of the
                           principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully Provided in the Indenture.

                                      [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S                This bond is one of the bonds, of the series
CERTIFICATE.               designated therein, described in the within-mentioned
                           Indenture.

                           Bank One, National
                           Association, as Trustee

                           By
                              ----------------------------------
                                       Authorized Officer

                                    PART III.

                            RECORDING AND FILING DATA

RECORDING AND                    The Original Indenture and indentures
FILING OF ORIGINAL         supplemental thereto have been recorded and/or filed
INDENTURE.                 and Certificates of Provision for Payment have been
                           recorded as hereinafter set forth.

                                 The Original Indenture has been recorded as a
                           real estate mortgage and filed as a chattel Mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND                    Pursuant to the terms and provisions of the
FILING OF                  Original Indenture, indentures supplemental thereto
SUPPLEMENTAL               heretofore entered into have been Recorded as a real
INDENTURES.                estate mortgage and/or filed as a chattel mortgage or
                           as a financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate
                           Commerce Commission, as set forth in supplemental indentures as follows:

                                                                            RECORDED AND/OR
                                                                          FILED AS SET FORTH
                                                                                  IN
          SUPPLEMENTAL                         PURPOSE OF                    SUPPLEMENTAL
            INDENTURE                         SUPPLEMENTAL                    INDENTURE
           DATED AS OF                          INDENTURE                    DATED AS OF:
          ------------                        ------------                ------------------
June 1, 1925(a)(b)..........................  Series B Bonds              February 1, 1940
August 1, 1927(a)(b)........................  Series C Bonds              February 1, 1940
February 1, 1931(a)(b)......................  Series D Bonds              February 1, 1940
June 1, 1931(a)(b)..........................  Subject Properties          February 1, 1940
October 1, 1932(a)(b).......................  Series.E Bonds              February 1, 1940
September 25, 1935(a)(b)....................  Series.F Bonds              February 1, 1940
September 1, 1936(a)(b).....................  Series.G Bonds              February 1, 1940
November 1, 1936(a)(b)......................  Subject Properties          February 1, 1940
February 1, 1940(a)(b)......................  Subject Properties          September 1, 1947
December 1, 1940(a)(b)......................  Series.H Bonds and          September 1, 1947
                                                 Additional
                                                 Provisions
September 1,                                  Series I Bonds,             November 15, 1951
1947(a)(b)(c)...............................      Subject
                                                  Properties and
                                                  Additional
                                                  Provisions
March 1, 1950(a)(b)(c)......................  Series.J Bonds and          November 15, 1951
                                                  Additional
                                                  Provisions
November 15,                                  Series K Bonds              January 15, 1953
1951(a)(b)(c)...............................      Additional
                                                  Provisions and
                                                  Subject Properties
January 15, 1953(a)(b)......................  Series.L Bonds              May 1, 1953
May 1, 1953(a)..............................  Series.M Bonds and          March 15, 1954
                                              Subject Properties
March 15, 1954(a)(c)........................  Series.N Bonds and          May 15, 1955
                                              Subject Properties
May 15, 1955(a)(c)..........................  Series.O Bonds and          August 15, 1957
                                                  Subject Properties
August 15, 1957(a)(c).......................  Series.P Bonds              June 1, 1959
                                                  Additional
                                                  Provisions and
                                                  Subject Properties
June 1, 1959(a)(c)..........................  Series.Q Bonds and          December 1, 1966
                                                  Subject Properties
December 1, 1966(a)(c)......................  Series.R Bonds              October 1, 1968
                                                  Additional
                                                  Provisions and
                                                  Subject Properties
October 1, 1968(a)(c).......................  Series.S Bonds and          December 1, 1969
                                                  Subject Properties
December 1, 1969(a)(c)......................  Series.T Bonds and          July 1, 1970
                                                  Subject Properties
July 1, 1970(c).............................  Series.U Bonds and          December 15, 1970
                                                  Subject Properties

                                                                            RECORDED AND/OR
                                                                          FILED AS SET FORTH
                                                                                  IN
          SUPPLEMENTAL                         PURPOSE OF                    SUPPLEMENTAL
            INDENTURE                         SUPPLEMENTAL                    INDENTURE
           DATED AS OF                          INDENTURE                    DATED AS OF:
          ------------                        ------------                ------------------

December 15, 1970(c)........................  Series.V and                June 15, 1971
                                              Series W Bonds
June 15, 1971(c)............................  Series.X Bonds and          November 15, 1971
                                              Subject Properties
November 15, 1971(c)........................  Series.Y Bonds and          January 15, 1973
                                              Subject Properties
January 15, 1973(c).........................  Series.Z Bonds and          May 1, 1974
                                              Subject Properties
May 1, 1974.................................  Series.AA Bonds and         October 1, 1974
                                              Subject Properties
October 1, 1974.............................  Series.BB Bonds and         January 15, 1975
                                              Subject Properties
January 15, 1975............................  Series.CC Bonds and         November 1, 1975
                                                  Subject Properties
November 1, 1975............................  Series.DDP Nos. 1-9         December 15, 1975
                                                  Bonds and Subject
                                                  Properties
December 15, 1975...........................  Series.EE Bonds and         February 1, 1976
                                                  Subject Properties
February 1, 1976............................  Series FFR Nos. 1-13        June 15, 1976
                                                  Bonds
June 15, 1976...............................  Series GGP Nos. 1-7         July 15, 1976
                                                  Bonds and Subject
                                                  Properties
July 15, 1976...............................  Series HH Bonds and         February 15, 1977
                                                  Subject Properties
February 15, 1977...........................  Series MMP Bonds and        March 1, 1977
                                                  Subject Properties
March 1, 1977...............................  Series IIP Nos. 1-7         June 15, 1977
                                                  Bonds, Series JJP
                                                  Nos. 1-7 Bonds,
                                                  Series KKP
                                                  Nos. 1-7 Bonds
                                                  and Series LLP
                                                  Nos. 1-7 Bonds
June 15, 1977...............................  Series FFR No. 14           July 1, 1977
                                                  Bonds and
                                                  Subject Properties
July 1, 1977................................  Series NNP Nos. 1-7         October 1, 1977
                                                  Bonds and Subject
                                                  Properties
October 1, 1977.............................  Series GGP Nos. 8-22        June 1, 1978
                                                  Bonds and
                                                  Series OOP
                                                  Nos. 1-17 Bonds and
                                                  Subject Properties

                                                                            RECORDED AND/OR
                                                                          FILED AS SET FORTH
                                                                                  IN
          SUPPLEMENTAL                         PURPOSE OF                    SUPPLEMENTAL
            INDENTURE                         SUPPLEMENTAL                    INDENTURE
           DATED AS OF                          INDENTURE                    DATED AS OF:
          ------------                        ------------                ------------------
June 1, 1978................................  Series PP Bonds,            October 15, 1978
                                                  Series QQP
                                                  Nos. 1-9 Bonds and
                                                  Subject Properties
October 15, 1978............................  Series RR Bonds and         March 15, 1979
                                                  Subject Properties
March 15, 1979..............................  Series SS Bonds and         July 1, 1979
                                                  Subject Properties
July 1, 1979................................  Series IIP Nos. 8-22        September 1, 1979
                                                  Bonds, Series NNP
                                                  Nos. 8-21 Bonds
                                                  and Series TTP
                                                  Nos. 1-15 Bonds and
                                                  Subject Properties
September 1, 1979...........................  Series JJP No. 8            September 15,
                                                  Bonds, Series KKP       1979
                                                  No. 8 Bonds,
                                                  Series LLP
                                                  Nos. 8-15 Bonds,
                                                  Series MMP No. 2
                                                  Bonds and
                                                  Series OOP No. 18
                                                  Bonds and
                                                  Subject
                                                  Properties
September 15, 1979..........................  Series UU Bonds             January 1, 1980
January 1, 1980.............................  1980 Series A Bonds         April 1, 1980
                                                  and Subject
                                                  Properties
April 1, 1980...............................  1980 Series B Bonds         August 15, 1980
August 15, 1980.............................  Series QQP Nos. 10-19       August 1, 1981
                                                  Bonds,
                                                  1980 Series CP
                                                  Nos. 1-12 Bonds
                                                  and 1980
                                                  Series DP
                                                  No. 1-11 Bonds
                                                  and Subject
                                                  Properties
August 1, 1981..............................  1980 Series CP              November 1, 1981
                                                  Nos. 13-25 Bonds
                                                  and Subject
                                                  Properties
November 1, 1981............................  1981 Series AP              June 30, 1982
                                                  Nos. 1-12 Bonds
June 30, 1982...............................  Article XIV                 August 15, 1982
                                              Reconfirmation

                                                                            RECORDED AND/OR
                                                                          FILED AS SET FORTH
                                                                                  IN
          SUPPLEMENTAL                         PURPOSE OF                    SUPPLEMENTAL
            INDENTURE                         SUPPLEMENTAL                    INDENTURE
           DATED AS OF                          INDENTURE                    DATED AS OF:
          ------------                        ------------                ------------------

August 15, 1982.............................  1981 Series AP              June 1, 1983
                                                  Nos. 13-14 and
                                                  Subject Properties
June 1, 1983................................  1981 Series AP              October 1, 1984
                                                  Nos. 15-16 and
                                                  Subject Properties
October 1, 1984.............................  1984 Series AP and          May 1, 1985
                                                  1984 Series BP
                                                  Bonds and
                                                  Subject Properties
May 1, 1985.................................  1985 Series A Bonds         May 15, 1985
May 15, 1985................................  1985 Series B Bonds         October 15, 1985
                                                  and Subject
                                                  Properties
October 15, 1985............................  Series KKP No. 9            April 1, 1986
                                                  Bonds and
                                                  Subject Properties
April 1, 1986...............................  1986 Series A and           August 15, 1986
                                                  Subject Properties
August 15, 1986.............................  1986 Series B and           November 30, 1986
                                                  Subject Properties
November 30, 1986...........................  1986 Series C               January 31, 1987
January 31, 1987............................  1987 Series A               April 1, 1987
April 1, 1987...............................  1987 Series B and           August 15, 1987
                                                  1987 Series C
August 15, 1987.............................  1987 Series D and           November 30, 1987
                                                  1987 Series E and
                                                  Subject Properties
November 30, 1987...........................  1987 Series F               June 15, 1989
June 15, 1989...............................  1989 Series A               July 15, 1989
July 15, 1989...............................  Series KKP No. 10           December 1, 1989
December 1, 1989............................  Series KKP No. 11 and       February 15, 1990
                                                  1989 Series BP
February 15, 1990...........................  1990 Series A, 1990         November 1, 1990
                                                  Series B, 1990
                                                  Series C,
                                                  1990 Series D,
                                                  1990 Series E and
                                                  1990 Series F
November 1, 1990............................  Series KKP No. 12           April 1, 1991
April 1, 1991...............................  1991 Series AP              May 1, 1991
May 1, 1991.................................  1991 Series BP and          May 15, 1991
                                              1991 Series CP
May 15, 1991................................  1991 Series DP              September 1, 1991
September 1, 1991...........................  1991 Series EP              November 1, 1991
November 1, 1991............................  1991 Series FP              January 15, 1992

                                                                            RECORDED AND/OR
                                                                          FILED AS SET FORTH
                                                                                  IN
          SUPPLEMENTAL                         PURPOSE OF                    SUPPLEMENTAL
            INDENTURE                         SUPPLEMENTAL                    INDENTURE
           DATED AS OF                          INDENTURE                    DATED AS OF:
          ------------                        ------------                ------------------

January 15, 1992............................  1992 Series BP              February 29, 1992
                                                                          and April 15, 1992
February 29, 1992...........................  1992 Series AP              April 15, 1992
April 15, 1992..............................  Series KKP No. 13           July 15, 1992
July 15, 1992...............................  1992 Series CP              November 30, 1992
July 31, 1992...............................  1992 Series D               November 30, 1992
November 30, 1992...........................  1992 Series E and           March 15, 1993
                                                  1993 Series D
December 15, 1992...........................  Series KKP No. 14 and       March 15, 1992
                                                  1989 Series BP
                                                  No. 2
January 1, 1993.............................  1993 Series C               April 1, 1993
March 1, 1993...............................  1993 Series E               June 30, 1993
March 15, 1993..............................  1993 Series D               September 15,
                                                                          1993
April 1, 1993...............................  1993 Series FP and          September 15,
                                              1993 Series IP              1993
April 26, 1993..............................  1993 Series G and           September 15,
                                                  Amendment of            1993
                                                  Article II,
                                                  Section 5
May 31, 1993................................  1993 Series J               September 15,
                                                                          1993
September 15, 1993..........................  1993 Series K               March 1, 1994
March 1, 1994...............................  1994 Series AP              June 15, 1994
June 15, 1994...............................  1994 Series BP              December 1, 1994
August 15, 1994.............................  1994 Series C               December 1, 1994
December 1, 1994............................  Series KKP No. 15 and       August 1, 1995
                                                  1994 Series DP
August 1, 1995..............................  1995 Series AP and          August 1, 1999
                                                  1995 Series DP

                       (a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.

                       (b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.

                       (c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.

RECORDING OF                All the bonds of Series A which were issued under
CERTIFICATES OF             the Original Indenture dated as of October 1, 1924,
PROVISION FOR               and of Series B, C, D, E, F, G, H, I, J, K, L, M, N,
PAYMENT.                    O, P, Q, R, S, W, Y, Z, AA, BB, CC, DDP Nos. 1-9,
                            FFR Nos. 1-14, GGP Nos. 1-22, HH, IIP Nos. 1-22, JJP
                            Nos. 1-8, KKP Nos. 1-9, LLP Nos. 1-15, NNP Nos.
                            1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos. 1-15,
                            UU, 1980 Series A, 1980 Series CP Nos. 1-25, 1980
                            Series DP Nos. 1-11, 1981 Series AP Nos. 1-16, 1984
                            Series AP, 1984 Series BP, 1985 Series A, 1985
                            Series B, 1987 Series A, PP, RR, EE, MMP, MMP No. 2,
                            1989 Series A, 1990 Series A, 1993 Series D, 1993
                            Series G and 1993 Series H which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931,
                            October 1, 1932, September 25, 1935, September 1,
                            1936, December 1, 1940, September 1, 1947, November
                            15, 1951, January 15, 1953, May 1, 1953, March 15,
                            1954, May 15, 1955, August 15, 1957, December 15,
                            1970, November 15, 1971, January 15, 1973, May 1,
                            1974, October 1, 1974, January 15, 1975, November 1,
                            1975, February 1, 1976, June 15, 1976, July 15,
                            1976, October 1, 1977, March 1, 1977, July 1, 1979,
                            March 1, 1977, March 1, 1977, March 1, 1977,
                            September 1, 1979, July 1, 1977, July 1, 1979,
                            September 15, 1979, October 1, 1977, June 1, 1978,
                            October 1, 1977, July 1, 1979, January 1, 1980,
                            August 15, 1980, November 1, 1981, October 1, 1984
                            May 1, 1985, May 15, 1985, January 31, 1987, June 1,
                            1978, October 15, 1978, December 15, 1975, February
                            15, 1977, September 1, 1979, June 15, 1989, February
                            15, 1990, March 15, 1993, April 26, 1992 and
                            September 15, 1992 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G,
                            H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos.
                            1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No.
                            1, LLP No. 1 and GGP No. 8.

                            PART IV

                            THE TRUSTEE.

TERMS AND                   The Trustee hereby accepts the trust hereby declared
CONDITIONS OF               and provided, and agrees to perform the same upon
ACCEPTANCE OF               the terms and conditions in the Original Indenture,
TRUST BY                    as amended to date and as supplemented by this
TRUSTEE.                    Supplemental Indenture, and in this Supplemental
                            Indenture set forth, and upon the following terms and conditions:

                                The Trustee shall not be responsible in any
                            manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                         PART V.

                                 MISCELLANEOUS.

CONFIRMATION OF                 Except to the extent specifically provided
SECTION 318(C) OF           therein, no provision of this supplemental indenture
TRUST INDENTURE             or any future supplemental indenture is intended to
ACT.                        modify, and the parties do hereby adopt and confirm,
                            the provisions of Section 318(c) of the Trust
                            Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN                    THIS SUPPLEMENTAL INDENTURE MAY BE
COUNTERPARTS.               SIMULTANEOUSLY EXECUTED IN ANY NUMBER OF
                            COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL
                            BE DEEMED TO BE AN ORIGINAL; BUT SUCH COUNTERPARTS
                            SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME
                            INSTRUMENT.

TESTIMONIUM.                    IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY
                            AND BANK ONE, NATIONAL ASSOCIATION HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

THE DETROIT EDISON COMPANY,

By:
    -------------------------------
Name:  D.R. Murphy
Title: Assistant Treasurer

EXECUTION.                 Attest:

                           -------------------------------------
                           Name:  Susan E. Riske
                           Assistant Corporate Secretary


Signed, sealed and delivered by
THE DETROIT EDISON COMPANY,


in the presence of



-------------------------------
Name: K. Hier

-------------------------------
Name: A. Marks

STATE OF MICHIGAN
                  SS.:

COUNTY OF WAYNE

Acknowledgement of          On this 21st day of October, 2002, before me, the
Execution by                subscriber, a Notary Public within and for the
Company                     County of Wayne, in the State of Michigan,
                            personally appeared D. R. Murphy, to me personally known, who, being by me duly sworn, did say that he does business at 2000 2nd Avenue, Detroit, Michigan
                            48226 and is the Assistant Treasurer of THE DETROIT
                            EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said D. R. Murphy acknowledged said instrument to be the free act and deed of said corporation.


(Notarial Seal)
                            ---------------------------------
                            Christina R. Jacobson, Notary
                            Wayne County, MI
                            My Commission Expires 3/5/05

BANK ONE, NATIONAL ASSOCIATION,


(Corporate Seal)    By:
                        --------------------------------------
                        Name: Steven M. Wagner
                        Title: Vice President


Attest:

------------------------------------
Name: Benita A. Pointer
Title: Account Executive

Signed, sealed and delivered by

BANK ONE, NATIONAL ASSOCIATION,
in the presence of


------------------------------------
Name: Janice Ott Rotunno


------------------------------------
Name:

                                STATE OF ILLINOIS

                                                  SS.:

Acknowledgment of           On this 21st day of October, 2002, before me, the
Execution by                subscriber, a Notary Public within and for the
Trustee.                    County of Cook, in the State of Illinois, personally
                            appeared Steven M. Wagner, to me personally known, who, being by me duly sworn, did say that his business office is located at 1 Bank One Plaza, Chicago, Illinois 60670, and he is Vice President of
                            BANK ONE, NATIONAL ASSOCIATION, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said Steven M. Wagner acknowledged said instrument to be the free act and deed of said corporation.


(Notarial Seal)
                           -----------------------------------------------------
                           Notary Public, State of Illinois
                           No.
                           Qualified in Cook County
                           Commission Expires 06/06/2005

                            STATE OF MICHIGAN

                                                    SS.:
                            COUNTY OF WAYNE.

Affidavit as to             D.R. Murphy being duly sworn, says: that he is the
Condsideration and          Assistant Treasurer of THE DETROIT EDISON COMPANY,
Good Faith.                 the Mortgagor named in the foregoing instrument, and
                            that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.


                         -----------------------------
                         D.R. Murphy


         Sworn to before me this 21st day of October,2002


         -----------------------------------------------------
         Christina R. Jacobson, Notary
         Wayne County, MI
         My Commission Expires 3/5/05
         (Notarial Seal)

                         This instrument was drafted by
                         Frances B. Rohlman, Esq., 2000
                              2nd Avenue, Detroit,
                                 Michigan 48226